Exhibit 10.25

AMENDMENT NO. 1, dated as of April 5, 2007 (this “Amendment”), among Samsonite Corporation, a Delaware corporation (the “U.S. Borrower”), Samsonite Europe N.V., a corporation organized under the laws of Belgium (the “European Borrower”) (the U.S. Borrower and the European Borrower sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), the U.S. Subsidiary Guarantors, Merrill Lynch Capital Corporation as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties and as collateral agent (in such capacity, the “U.S. Collateral Agent”) for the Secured Parties, KBC Bank N.V. as administrative agent (in such capacity, the “European Agent”) for the European Secured Parties and as collateral agent (in such capacity, the “European Collateral Agent”) for the European Secured Parties, the Requisite Lenders and each Term Lender listed on the signature pages hereto, to the Credit Agreement dated as of December 20, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among the Borrowers, the Administrative Agent, the European Agent, the U.S. Collateral Agent, the European Collateral Agent, the Lenders referred to therein, Goldman Sachs Credit Partners L.P. as syndication agent and Deutsche Bank AG, New York Branch as documentation agent.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).

WHEREAS, for the purpose of making the Permitted Joint Venture Acquisition, the U.S. Borrower (i) expects to form one or more direct Wholly Owned Subsidiaries of the U.S. Borrower organized in the country (the “Permitted Joint Venture Jurisdiction”) where such Permitted Joint Venture Acquisition is located (“Permitted Joint Venture Holdcos”), and (ii) expects to form a direct Wholly Owned Subsidiary of one of the Permitted Joint Venture Holdcos organized in the Permitted Joint Venture Jurisdiction (“Permitted Joint Venture Acquisition Sub”);

WHEREAS, the U.S. Borrower expects to request the establishment of $55,000,000 of Incremental Term Loan Commitments and that the Term Lenders having such Incremental Term Loan Commitments make Incremental Term Loans to (i) consummate the Permitted Joint Venture Acquisition, (ii) to repay certain outstanding Revolving Loans and (iii) to pay related fees and expenses on or prior to the date the Permitted Joint Venture Acquisition is consummated;

WHEREAS, in the case of the Permitted Joint Venture Acquisition, the proceeds of the Incremental Term Loans will be used (i)(a) to make an intercompany loan to one of the Permitted Joint Venture Holdcos in an amount equal to approximately 75% of the purchase price (the “Acquisition Debt”), (b) to provide credit support for a loan in U.S. Dollars (the “Back-to-Back Loan”) to be made by a financial institution (the “Back-to-Back Lender”) by (1) depositing an amount equal to the Acquisition Debt with the Back-to-Back Lender to serve as cash collateral (the “Cash Collateral”) for the Back-to-Back Loan, (2) purchasing a 100% participation in the Back-to-Back Loan in an amount equal to the Acquisition Debt (the “Back-to-Back Participation”) or (3) a combination of the credit support described in clauses (i)(b)(1)

and (i)(b)(2) herein, or (c) a combination of the intercompany loan described in clause (i)(a) and the credit support described in clause (i)(b); in each case to fund the portion of the Permitted Joint Venture Acquisition consisting of the Acquisition Debt and (ii) to fund the equity portion of the investment in the Permitted Joint Venture Acquisition (expected to be approximately 25% of the purchase price thereof);

WHEREAS, the Requisite Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend certain provisions of the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.   Amendments.

(a)        The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetic order:

“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of April 5, 2007.

“Amendment No. 1 Effective Date” means April 5, 2007, the date on which all conditions precedent set forth in Section 3 of Amendment No. 1 are satisfied or waived

“Back-to-Back Loan” has the meaning assigned to such term in the recitals to Amendment No. 1.

“Back-to-Back Participation” has the meaning assigned to such term in the recitals to Amendment No. 1.

“Cash Collateral” has the meaning assigned to such term in the recitals to Amendment No. 1.

“Hedging Obligations” means obligations under Hedging Agreements.

“Permitted Joint Venture Acquisition Sub” has the meaning assigned to such term in the recitals to Amendment No. 1.

“Permitted Joint Venture Holdcos” has the meaning assigned to such term in the recitals to Amendment No. 1.

(b)        Section 1.01 of the Credit Agreement is hereby further amended by amending the proviso at the end of the definition of “Indebtedness” (i) by deleting the “or between clauses (x) and (y) and replacing it with “,” and (ii) adding the following after clause (y) and before “.”

“or (z) indebtedness evidenced by the Back-to-Back Loan to the extent of the amount of the Cash Collateral securing such Back-to-Back Loan and the amount of the Back-to-Back Participation”

(c)        Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Wholly Owned Subsidiary” by deleting the “(other than directors’ qualifying shares)” and replacing it with “(except for directors’ qualifying shares or certain minority interests owned by other Persons solely due to local law requirements that there be more than one stockholder, but which interest is not in excess of what is required for such purpose).”

(d)        Section 6.01(d) of the Credit Agreement is hereby amended by replacing clause (ii)(z) thereof with the following:

“(z) outstanding Indebtedness incurred pursuant to clause (p) below (except, in the case of this clause (z), to the extent such Indebtedness is owing to a U.S. Loan Party)”

(e)        Section 6.01(p) of the Credit Agreement is hereby amended and restated as follows:

“Indebtedness incurred to finance the Permitted Joint Venture Acquisition, including, without duplication, a guaranty by the U.S. Borrower of such Indebtedness (it being understood that, if all or any portion of the Back-to Back Loan shall be considered Indebtedness (either as a result of a reduction of the Cash Collateral, a sale or reduction of the Back-to-Back Participation or otherwise), such Indebtedness shall be deemed to be incurred pursuant to this clause (p) at such time.”

(f)         Section 6.02 of the Credit Agreement is hereby amended by deleting the “and” and the end of clause (q), inserting an “and” at the end of clause (r) and adding the following clause (s):

“(s)      Liens on the Cash Collateral securing the Back-to-Back Loan;”

(g)        Section 6.04(d) of the Credit Agreement is hereby amended and restated as follows:

“  (d)    Other than Permitted Acquisitions, Investments (i) by any Company in any U.S. Loan Party, (ii) by a Company that is not a Loan Party in any other Company (or a Person that would become a Company after giving effect to such Investment) that is not a Loan Party, (iii) by any Foreign Company in any European Loan Party, (iv) by any U.S. Loan Party in any European Loan Party in an amount under this clause (iv) not to exceed $100.0 million in the aggregate at any time outstanding and (v) by any Loan Party in a Company that is not a Loan Party in an amount under this clause (v) not to exceed $40.0 million (no more than $10.0 million of which may be made by a Foreign Loan Party) in the aggregate at any time outstanding; provided that any Investment in the form of a loan or advance where at least one party is a Loan Party shall be evidenced by the Intercompany Note and, in the case of a loan or advance by a U.S. Loan Party, pledged by such U.S. Loan Party as Collateral pursuant to the U.S. Collateral Documents;”

(h)        Section 6.04(f) of the Credit Agreement is hereby amended and restated as follows:

“(f)       Investments made in connection with Asset Sales, Permitted Acquisitions or the Permitted Joint Venture Acquisition permitted pursuant to Section 6.03;”

(i)         Section 6.13 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“None of the Permitted Joint Venture Holdcos nor Permitted Joint Venture Acquisition Sub shall (i) engage in any trade or business, (ii) own any assets (other than (a) Equity Interests of a Permitted Joint Venture Holdco or Permitted Joint Venture Acquisition Sub (in the case of Permitted Joint Venture Holdcos), (b) Equity Interests of the joint venture formed as part of the Permitted Joint Venture Acquisition or (c) cash) with a fair market value in excess of the Dollar Equivalent of $500,000 nor (iii) incur any liabilities (other than for the Back-to-Back Loan and loans owing to their respective subsidiaries) which in the aggregate are greater than the Dollar Equivalent of $500,000.

(j)         Section 10.18 of the Credit Agreement is hereby amended by replacing all references to “10.18(b)” with “10.18”.

Section 2.      Representations and Warranties.  The Borrowers represent and warrant to the Lenders as of the date hereof and the Amendment No. 1 Effective Date that:

(a)        The execution and delivery of this Amendment by the Borrowers has been duly authorized.

(b)        Neither the execution or delivery by Borrowers of this Amendment, nor compliance by any of them with the terms and provisions hereof, (a) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created by the Loan Documents and (iii) consents, approvals, registrations, filings, permits or actions the failure to obtain or perform which would not reasonably be expected to result in a Material Adverse Effect, (b) will violate the Organizational Documents of any Company, (c) will violate any Requirement of Law, (d) will violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Company or its property, or give rise to a right thereunder to require any payment to be made by any Company, except for violations, defaults or the creation of such rights that would not reasonably be expected to result in a Material Adverse Effect, and (e) will result in the creation or imposition of any Lien on any property of any Company, except Liens created by the Loan Documents.

(c)        Before and after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct (or true and correct in all material respects, as the case may be) as of such earlier date).

(d)        At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(e)        After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment: (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred or (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 3.      Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions is satisfied or waived:

(a)        The Administrative Agent and the European Agent shall have received from (A) Lenders constituting the Requisite Lenders and (B) each of the other parties hereto, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or “.PDF” of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)        The Administrative Agent shall have received an Officer’s Certificate, dated the Amendment No. 1 Effective Date and signed on behalf of the U.S. Borrower by a Financial Officer of such Borrower, substantially in the form of Exhibit F to the Credit Agreement, confirming compliance with the statements set forth in Sections 2(c) and 2(d) hereof;

(c)        The Borrowers shall have paid to the Administrative Agent and the European Agent, all reasonable out-of-pocket costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agents) of the Administrative Agent and the European Agent;

(d)        The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(e)        At the time of and after giving effect to the Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.      Expenses.  Borrower agrees to reimburse the Administrative Agent for its and the other Agents’ reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agents.

Section 5.      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 6.      Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7.      Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.      Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein.  As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.  This Amendment shall constitute a Loan Document.

Section 9.      Acknowledgement and Affirmation.  Each U.S. Subsidiary Guarantor hereby (i) expressly acknowledges the terms of the Credit Agreement as amended hereby, (ii) ratifies and affirms after giving effect to this Amendment its obligations under the Loan Documents (including guarantees and security agreements) executed by such

U.S. Subsidiary Guarantor and (iii) after giving effect to this Amendment, acknowledges renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

SAMSONITE CORPORATION,
as the U.S. Borrower

By:	/s/ Richard H. Wiley
	Name:	Richard H. Wiley
	Title:	Chief Financial Officer

SAMSONITE EUROPE N.V.,
as the European Borrower

By:	/s/ Arne Borrey
	Name:	Arne Borrey
	Title:	Managing Director

C.V. HOLDINGS, INC.
SAMSONITE COMPANY STORES, INC.
DIRECT MARKETING VENTURES, INC.
SAMSONITE HOLDINGS INC.
ASTRUM R.E. CORP.
SAMSONITE PACIFIC LTD.
GLOBAL LICENSING COMPANY, LLC
MCGREGOR II, LLC
JODY APPAREL II, LLC
SHELF HOLDINGS, INC.
SHELF ACQUISITION, INC.,
each as a U.S. Subsidiary Guarantor

By:	/s/ Richard H. Wiley
	Name:	Richard H. Wiley
	Title:	Chief Financial Officer

MERRILL LYNCH CAPITAL CORPORATION,
as Administrative Agent and U.S. Collateral Agent.

By:	/s/ Nancy Meadows
	Name:	Nancy Meadows
	Title:	Vice President

KBC BANK N.V.,
as European Agent and European Collateral Agent

By:	/s/ Karen Vanhoutte
	Name:	Karen Vanhoutte
	Title:	Agent Syndicated Loans

MERRILL LYNCH CAPITAL
CORPORATION,
as a Lender

By:	/s/ Nancy Meadows
	Name:	Nancy Meadows
	Title:	Vice President

KBC BANK N.V., as a Lender

By:	/s/ Paul Venneiren
	Name:	Paul Venneiren
	Title:	General Manager

By:	/s/ Alain Van Roeyen
	Name:	Alain Van Roeyen
	Title:	Relationship Manager

TRALEE CDO I, LTD.,
as a Lender

By:	Par-Four Investment Management, LLC, as Collateral Manager

By:	/s/ Edward Labrenz
	Name:	Edward Labrenz
	Title:	Authorized Signatory

WATERVILLE FUNDING LLC,
as a Lender

By:	/s/ Anna M. Tallent
	Name:	Anna M. Tallent
	Title:	Assistant Vice President

LL VICTORY FUNDING LLC,
as a Lender

By:	/s/ Anna M. Tallent
	Name:	Anna M. Tallent
	Title:	Authorized Agent

SYMPHONY CLO III,
as a Lender

By:	Symphony Asset Management LLC

By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

SYMPHONY CLO II,
as a Lender

By:	Symphony Asset Management LLC

By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

ATLAS LOAN FUNDING 3, LLC
as a Lender

By:	Atlas Capital Funding, Ltd.

By:	Structured Asset Investors, LLC

as its Investment Manager

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Vice President

TRS ARIA LLC,
as a Lender

By:	Deutsche Bank AG New York Branch, its Sole Member

By:	DB Services New Jersey, Inc.

By:	/s/ Angeline Quintana
	Name:	Angeline Quintana
	Title:	AVP

By:	/s/ Alice L Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

HEMISPHERE CDO LTD., as a Lender

By:	/s/ John Randolph Watkins
	Name:	John Randolph Watkins
	Title:	Executive Director

PROSPERO CLO II B.V.,
as a Lender

By:	/s/ John Randolph Watkins
	Name:	John Randolph Watkins
	Title:	Executive Director

PROSPERO CLO I B.V.,
as a Lender

By:	/s/ John Randolph Watkins
	Name:	John Randolph Watkins
	Title:	Executive Director

VERITAS CLO II, LTD.,
as a Lender

By:	/s/ John Randolph Watkins
	Name:	John Randolph Watkins
	Title:	Executive Director

VERITAS CLO I, LTD.,
as a Lender

By:	/s/ John Randolph Watkins
	Name:	John Randolph Watkins
	Title:	Executive Director

CAPITOLIUM LTD.,
as a Lender

By:	/s/ John Randolph Watkins
	Name:	John Randolph Watkins
	Title:	Executive Director

NAVIGATOR CDO 2004, LTD.,
as a Lender

By:	Antares Asset Management Inc., as
Collateral Manager

By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2006, LTD.,
as a Lender

By:	GE Asset Management Inc., as
Collateral Manager

By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

FRANKLIN CLO V, LTD,
as a Lender

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND, as a Lender

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

FRANKLIN FLOATING RATE MASTER SERIES, as a Lender

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

EMERSON PLACE CLO, LTD.,
as a Lender

By:	/s/ R. Ian O’Keeffe
	Name:	R. Ian O’Keeffe
	Title:	Authorized Signatory

CITIBANK, N.A.,
as a Lender

By:	/s/ Christine M. Kanicki
	Name:	Christine M. Kanicki
	Title:	Attorney-In-Fact

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Vice President

MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED, as a Lender

By:	/s/ Nemda Darias
	Name:	Nemda Darias
	Title:	Vice President

FRASER SULLIVAN CLO I LTD,
as a Lender

By:	Fraser Sullivan Investment
Management LLC, as Collateral
Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

FRASER SULLIVAN CLO II LTD.,
as a Lender

By:	Fraser Sullivan Investment
Management LLC, as Collateral
Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

FABER SPIRET LOAN TRUST,
as a Lender

By:	Wilmington Trust Company
not in its individual capacity but
solely as trustee

By:	/s/ Rachel L. Simpson
	Name:	Rachel L. Simpson
	Title:	Sr. Financial Services Officer

PPM GRAYHAWK CLO, LTD.,
as a Lender

By PPM America, Inc., as Collateral Manager

By:	/s/ David C. Wagner
	Name:	David C. Wagner
	Title:	Managing Director

PPM MONARCH BAY FUNDING, LLC,
as a Lender

By:	/s/ Anna M. Tallent
	Name:	Anna M. Tallent
	Title:	Assistant Vice President

SENIOR DEBT PORTFOLIO,
as a Lender

By:	Boston Management and Research, as
Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By:	Eaton Vance Management, as
Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VIII, LTD.,
as a Lender

By:	Easton Vance Management, as
Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO X PLC,
as a Lender

By:	Eaton Vance Management, as
Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO XI, LTD.,
as a Lender

By:	Eaton Vance Management, as
Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH THROUGH STATE STREET BANK AND TRUST COMPANY N.A., AS FIDUCIARY CUSTODIAN
as a Lender

By:	Eaton Vance Management, Attorney-
In-Fact

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

BIG SKY III SENIOR LOAN TRUST,
as a Lender

By:	Eaton Vance Management, as
Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE VT FLOATING-RATE
INCOME FUND, as a Lender

By:	Eaton Vance Management, as
Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE VARIABLE LEVERAGE FUND LTD., as a Lender

By:	Eaton Vance Management, as
Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

GRAND CENTRAL ASSET TRUST, PFV SERIES, as a Lender

By:	/s/ Erich VanRavenswaay
	Name:	Erich VanRavenswaay
	Title:	Assistant Vice President

GRAND CENTRAL ASSET TRUST, ALAD SERIES, as a Lender

By:	/s/ Erich VanRavenswaay
	Name:	Erich VanRavenswaay
	Title:	Assistant Vice President

AVERY POINT CLO, LTD., as a Lender

By:	Sankaty Advisors, LLC, as collateral manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

CASTLE HILL I – INGOTS LTD., as a Lender

By: Sankaty Advisors, LLC, as collateral manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

CASTLE HILL II – INGOTS, LTD, AS TERM LENDER, as a Lender

By:	Sankaty Advisors, LLC, as collateral manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

CHATHAM LIGHT II CLO, LIMITED, as a lender

By: Sankaty Advisors, LLC, as collateral manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Office
Assistant Secretary

CHATHAM LIGHT III CLO, LTD., as a Lender

By:	Sankaty Advisors, LLC, as collateral manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

NASH POINT CLO, LIMITED as a lender

By:	Sankaty Advisors, LLC, as collateral manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

NASH POINT II CLO, as a Lender

By:	Sankaty Advisors LLC, as collateral
manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

RACE POINT II CLO, LIMITED, as a lender

By:	Sankaty Advisors, LLC, as collateral manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

RACE POINT III CLO, LIMITED, as a lender

By: Sankaty Advisors, LLC, as collateral manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

RACE POINT IV CLO, LTD., as a lender

By:	Sankaty Advisors, LLC, as Collateral
Manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

KKR FINANCIAL CLO 2005-1, LTD.,
as a Lender

By:	/s/ Michaelle Keith
	Name:	Michelle Keith
	Title:	Authorized Signatory

KKR FINANCIAL CLO 2006-2, LTD.,
as a Lender

By:	/s/ Michelle Keith
	Name:	Michelle Keith
	Title:	Authorized Signatory

EMERALD ORCHARD LIMITED,
as a Lender

By:	/s/ Neam Ahmed
	Name:	Neam Ahmed
	Title:	Authorized Signatory

BEECHER CBNA LOAN FUNDING LLC,
as a Lender

By:	/s/ Erich VanRavenswaay
	Name:	Erich VanRavenswaay
	Title:	Assistant Vice President

GRAND CENTRAL ASSET TRUST, HLD SERIES, as a Lender

By:	/s/ Erich VanRavenswaay
	Name:	Erich VanRavenswaay
	Title:	Assistant Vice President

GRAND CENTRAL ASSET TRUST, LAC SERIES, as a Lender

By:	/s/ Erich VanRavenswaay
	Name:	Erich VanRavenswaay
	Title:	Assistant Vice President

MUZINICH SPC FOR THE ACCOUNT OF A MUZINICH EXTRAYIELD SEGREGATED PORTFOLIO, as a Lender

By:	/s/ Liezel Kleynhans
	Name:	Liezel Kleynhans
	Title:	Director

FINCH FUNDING LLC, as a Lender

By:	/s/ Anna M. Tallent
	Name:	Anna M. Tallent
	Title:	Assistant Vice President

AMMC VII, LIMITED, as a Lender

By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

FORE CLO LTD., 2007-I, as a Lender

By:	/s/ Mel Gao
	Name:	Mel Gao
	Title:	Chief Portfolio Manager

VENTURE IV CDO LIMITED, as a Lender

By: MJX Asset Management LLC, as its investment advisor

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

VENTURE V CDO LIMITED, as a lender

By: MJX Asset Management LLC, as its investment advisor

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

VENTURE VI CDO LIMITED, as a lender

By: MJX Asset Management LLC, as its investment advisor

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

VENTURE VII CDO LIMITED, as a Lender

By: MJX Asset Management LLC, as its investment advisor

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

VENTURE VIII WAREHOUSE, as a Lender

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

FAIRWAY LOAN FUNDING COMPANY,
as a Lender

By:	Pacific Investment Management
Company LLC, as its Investment
Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

LOAN FUNDING III LLC,
as a Lender

By:	Pacific Investment Management
Company LLC, as its Investment
Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

MAYPORT CLO LTD., as a Lender

By:	Pacific Investment Management
Company LLC, as its Investment
Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

SOUTHPORT CLO, LIMITED, as a Lender

By:	Pacific Investment Management
Company LLC, as its Investment
Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

WAVELAND – INGOTS, LTD, as a Lender

By:	Pacific Investment Management
Company LLC, as its Investment
Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

DEUTSCHE BANK AG LONDON, as a Lender

By:	/s/ Karim Fitt
	Name:	Karim Fitt
	Title:	Director

IKB CAPITAL CORPORATION, as a Lender

By:	/s/ David Snyder
	Name:	David Snyder
	Title:	President
IKB Capital Corporation

BACCHUS (US) 2006-1 LTD., as a Lender

By:	/s/ David Snyder
	Name:	David Synder
	Title:	President
IKB Capital Corporation

CUNA MUTUAL LIFE INSURANCE COMPANY, as a Lender

By:	Deutsche Investment Management Americas,
Inc. (as successor in interest to Deutsche Asset Management, Inc.), in its capacity as Investment Manager

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Managing Director

By:	/s/ Shameem R. Kathiwalla
	Name:	Shameem R. Kathiwalla
	Title:	Vice President

FLAGSHIP CLO III, as a Lender

By:	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset management, Inc.) as Sub-Adviser

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Managing Director

By:	/s/ Shameem R. Kathiwalla
	Name:	Shameem R. Kathiwalla
	Title:	Vice President

FLAGSHIP CLO IV, as a Lender

By:	Deutshe Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) as Sub-Adviser

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Managing Director

By:	/s/ Shameem R. Kathiwalla
	Name:	Shameem R. Kathiwalla
	Title:	Vice President

FLAGSHIP CLO V, as a Lender

By:	Deutshe Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) as Collateral Manager

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Managing Director

By:	/s/ Shameem R. Kathiwalla
	Name:	Shameem R. Kathiwalla
	Title:	Vice President

FLAGSHIP CLO VI, as a Lender

By:	Deutshe Investment Management Americas, Inc., as Collateral Manager

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Managing Director

By:	/s/ Shameem R. Kathiwalla
	Name:	Shameem R. Kathiwalla
	Title:	Vice President

ENDURANCE CLO I, LTD., as a Lender

c/o:	West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ Cheryl Wasilewski
	Name:	Cheryl Wasilewski
	Title:	Senior Credit Analyst

HALCYON LOAN INVESTORS CLO II, LTD., as a Lender

By:	/s/ Aaron Goldberg
	Name:	Aaron Goldberg
	Title:	Chief Financial Officer

HALCYON LOAN INVESTORS CLO III, LTD., as a Lender

By:	/s/ Aaron Goldberg
	Name:	Aaron Goldberg
	Title:	Chief Financial Officer

HALCYON STRUCTURED ASSET MANAGEMENT CLO I, LTD., as a Lender

By:	/s/ Aaron Goldberg
	Name:	Aaron Goldberg
	Title:	Chief Financial Officer

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED CLO II, LTD., as a Lender

By:	/s/ Aaron Goldberg
	Name:	Aaron Goldberg
	Title:	Chief Financial Officer

GREYWOLF CLO I, LTD., as a Lender

By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signer

WB LOAN FUNDING I, LLC, as a Lender

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Vice President

ATLAS LOAN FUNDING (HARTFORD), LLC, as a Lender

By:	Atlas Capital Funding, Ltd.

By:	Structured Asset Investors, LLC

as its Investment Manager

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Vice President

TRS HY FNDS LLC, as a Lender

By:	Deutsche Bank AG Cayman Islands Branch, its sole member

By:	DB Services New Jersey, Inc.

By:	/s/ Angeline Quintana
	Name:	Angeline Quintana
	Title:	AVP

By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

TRS FORE LLC, as a Lender

By:	Deutsche Bank AG New York Branch, its sole member

By:	DB Services New Jersey, Inc.

By:	/s/ Angeline Quintana
	Name:	Angeline Quintana
	Title:	AVP

By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

SOUTH SHORE CLO I, LTD., as a Lender

By:	1585 Capital Corp., its Collateral Manager

By:	/s/ William J. Burke
	Name:	William J. Burke
	Title:	Vice President

DUANE STREET CLO I, LTD., as a Lender

By:	DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Managing Director

DUANE STREET CLO II, LTD., as a Lender

By:	DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Managing Director

DUANE STREET CLO III, LTD., as a Lender

By:	DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Managing Director

FREMONT CBNA LOAN FUNDING LLC, as a Lender

By:	/s/ David Balmert
	Name:	David Balmert
	Title:	Attorney in Kind

NATIXIS, as a Lender

By:	/s/ Frank Madden
	Name:	Frank Madden
	Title:	Managing Director

By:	/s/ Kelvin Cheng
	Name:	Kelvin Cheng
	Title:	Director

ANCHORAGE CROSSOVER CREDIT FINANCE, LTD., as a Lender

By:	Anchorage Advisors, L.L.C., as its Investment Manager

By:	/s/ Michael Aglialoro
	Name:	Michael Aglialoro
	Title:	Executive Vice President

CALLIDUS DEBT PARTNERS CLO FUND II, LTD., as a Lender

By:	Callidus Capital Management, LLC, as its Collateral Manager

By:	/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal

CALLIDUS DEBT PARTNERS CLO FUND III, LTD., as a Lender

By:	Callidus Capital Management, LLC, as its Collateral Manager

By:	/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal

CALLIDUS DEBT PARTNERS CLO FUND IV, LTD., as a Lender

By:	Callidus Capital Management, LLC, as its Collateral Manager

By:	/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal

CALLIDUS DEBT PARTNERS CLO FUND V, LTD., as a Lender

By:	Callidus Capital Management, LLC, as its Collateral Manager

By:	/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal

MERRILL LYNCH COMMERCIAL FINANCE CORPORATION, as a Lender

By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	Director

VICTORIA FALLS CLO LTD., as a Lender

By:	/s/ Wade T. Winter
	Name:	Wade T. Winter
	Title:	S.V.P.

CLEAR LAKE CLO LTD., as a Lender

By:	/s/ Wade T. Winter
	Name:	Wade T. Winter
	Title:	S.V.P.

SUMMIT LAKE CLO LTD., as a Lender

By:	/s/ Wade T. Winter
	Name:	Wade T. Winter
	Title:	S.V.P.

DIAMOND LAKE CLO LTD., as a Lender

By:	/s/ Wade T. Winter
	Name:	Wade T. Winter
	Title:	S.V.P.

AVENUE CLO VI, LIMITED, as a Lender

By:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Senior Portfolio Manager

DEL MAR CLO I, LTD., as a Lender

By:	Caywood-Scholl Capital Management, LLC, as Collateral Manager

By:	/s/ James Pott
	Name:	James Pott
	Title:	Director of Research

DEL MAR CLO II, LTD., as a Lender

By:	Caywood-Scholl Capital Management, LLC, As Collateral Manager

By:	/s/ James Pott
	Name:	James Pott
	Title:	Director of Research

FOOTHILL CLO I, LTD., as a Lender

By:	The Foothill Group, Inc., as attorney-in-fact

By:	/s/ Richard Bohannon
	Name:	Richard Bohannon
	Title:	Managing Member

THE FOOTHILL GROUP, INC., as a Lender

By:	/s/ Richard Bohannon
	Name:	Richard Bohannon
	Title:	S.V.P.

HARTFORD INSTITUTIONAL TRUST, ON BEHALF OF ITS FLOATING RATE BANK LOAN SERIES, as a Lender

By:	Hartford Investment Management Company, its Investment Manager

By:	/s/ Francisco Ossino
	Name:	Francisco Ossino
	Title:	VP

HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF THE HARTFORD FLOATING RATE FUND, as a Lender

By:	Hartford Investment Management Company, as its sub-advisor

By:	/s/ Francisco Ossino
	Name:	Francisco Ossino
	Title:	VP

GOLDEN KNIGHT II CLO, LTD., as a Lender

By:	Lord Abbett & Co., LLC as Collateral Manager

By:	/s/ Elizabeth Mack
	Name:	Elizabeth Mack
	Title:	Portfolio Manager

BAKER STREET CLO III LTD., as a Lender

By:	Baker Street Funding, LLC

By:	/s/ Eduardo Piedra
	Name:	Eduardo Piedra
	Title:	Vice President, as Warehouse Manager

BAKER STREET CLO IV LTD., as a Lender

By:	Baker Street Funding, LLC

By:	/s/ Eduardo Piedra
	Name:	Eduardo Piedra
	Title:	Vice President, as Warehouse Manager

LIGHTPOINT CLO III, LTD., as a Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

LIGHTPOINT CLO V, LTD., as a Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

VIRGINIA RETIREMENT SYSTEM, as a Lender

By:	Post Advisory Group, LLC As Investment Manager and Authorized Agent

By:	/s/ Lawrence A. Post
	Name:	Lawrence A. Post
	Title:	Chief Investment Officer

GOLDENTREE LOAN OPPORTUNITIES III, LIMITED, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

GOLDENTREE LOAN OPPORTUNITIES IV, LIMITED, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

WHITEHORSE V, LTD., as a Lender

By:	WhiteHorse Capital Partners, LP, as Collateral Manager

By:	/s/ Ethan M. Underwood, CFA
	Name:	Ethan M. Underwood, CFA
	Title:	Portfolio Manager

WHITEHORSE III, LTD., as a Lender

By:	WhiteHorse Capital Partners, LP, as Collateral Manager

By:	/s/ Ethan M. Underwood, CFA
	Name:	Ethan M. Underwood, CFA
	Title:	Portfolio Manager

LANDMARK IX CLO LIMITED, as a Lender

By:	Aladdin Capital Management, as Manager

By:	/s/ John J. D’Angelo
	Name:	John J. D’Angelo
	Title:	Authorized Signatory

AZURE FUNDING NORTH AMERICA II, as a Lender

By:	/s/ Heinz Noeding
	Name:	Heinz Noeding
	Title:	Authorized Signatory

FALL CREEK CLO, LTD., as a Lender

By:	/s/ Jason M. Riehle
	Name:	Jason M. Riehle
	Title:	Authorized Signor

CREDIT SUISSE INTERNATIONAL, as a Lender

By:	/s/ Melanie Harries
	Name:	Melanie Harries
	Title:	Assistant Vice President Operations

By:	/s/ Irina Berkowe
	Name:	Irina Berkowe
	Title:	Vice President

ABCLO 2007-1 Ltd., as a Lender

By:	Alliance Bernstein L.P., as investment advisor

By:	/s/ Michael E. Sohr
	Name:	Michael E. Sohr
	Title:	Senior Vice President

AMHERST CLO, LTD., as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer

HIGHLAND OFFSHORE PARTNERS, L.P. as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer

LIBERTY CLO, LTD. as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer

ROCKWALL CDO III LTD., as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer

SOUTHFORK CLO, LTD. as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer

RED RIVER CLO LTD., as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer

OCEAN TRAILS CLO II, as a Lender

By:	West Gate Horizons Advisors LLC, as Manager

By:	/s/ Cheryl Wasilewski
	Name:	Cheryl Wasilewski
	Title:	Senior Credit Analyst

WESTLB AG, New York Branch, as a Lender

By:	/s/ Thomas Irwin
	Name:	Thomas Irwin
	Title:	Executive Director

By:	/s/ George Suspanic
	Name:	George Suspanic
	Title:	Managing Director

JASPER CLO, LTD., as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer

TRIMARAN CLO IV LTD, as a Lender

By: Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison

	Name:	David M. Millison
	Title:	Managing Director

[Some signatures were illegible]